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                                                                    Exhibit 10.3

                                 SYNTELLECT INC.
                        1997 MANAGEMENT INCENTIVE PROGRAM



1. PURPOSE. The purpose of this Management Incentive Program (the "Program") is to create additional incentives for the following key officers of Syntellect Inc. (the "Company"): J. Lawrence Bradner, Steve Nussrallah, Scott Coleman, Neal Miller, David C. Phillips, Roger Reece, David Morales, Tricia Lester, Dean Giancola, Lindsay Hoopes and Jim Geer, (the "Participants"). A separate Management Incentive Plan is included for Gary Smith, who is also a key officer of the Company.

2. ELEMENTS OF THE PROGRAM. The program will apply only to the Participants and will consist of four elements: (a) an annual base salary; (b) annual performance-based bonus; (c) stock options; and (d) a special bonus to be awarded at the sole discretion of the Board of Directors (the "Board") and the Compensation Committee of the Board (the "Committee").

         a. SALARY. The annual salaries of the Participants shall be as follows:

================================================================
Salary Date of Review      Participant             Annual Salary
----------------------------------------------------------------
January 2.  1997           J. Lawrence Bradner          S252,000
January 2,  1997           Steve Nussrallah             $210,000
October 3,  1996           Scott Coleman                $165,000
October 3,  1996           Neal Miller                  $145,000
October 3,  1997           David C. Phillips            $137,500
January 2,  1997           Roger Reece                  $130,000
October 3,  1996           David Morales                $145,000
January 2,  1997           Tricia Lester                $ 96,000
January 2,  1997           Dean Giancola                $ 95,000
January 1,  1996           Lindsay Hoopes               $ 89,000
January 2,  1997           Jim Geer                     $ 90,000
================================================================


                  The next reviews shall take place in January, 1998.

                  (i) COMPUTATION OF ANNUAL BONUS. Each of the Participants shall be entitled to receive an Annual Bonus, subject to the Company achieving its Minimum Profit Objective for the fiscal year ending December 31, 1997. The Annual Bonus of each Participant shall be determined by adding the amounts determined in subsections (A) and (B) below.

                           (A) If the Company achieves its Minimum Profit Objective, each Participant shall receive an amount determined by multiplying the

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                        1997 Syntellect Incentive Program
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                                    Profit Objective premium by the Quarterly
                                    Performance Factor and the product
                                    multiplied by the appropriate Bonus Amount as set forth below:


==================================================================
Participant                                    Profit Bonus Amount
------------------------------------------------------------------
J. Lawrence Bradner                                 $ 126,000
Steve Nussrallah                                    $ 105,000
Scott Coleman                                       $  41,250
Neal Miller                                         $  29,000
David C. Phillips                                   $  27,500
Roger Reece                                         $  18,200
David Morales                                       $  29,000
Tricia Lester                                       $  14,400
Dean Giancola                                       $  14,250
Lindsay Hoopes                                      $   8,900
Jim Geer                                            $  13,500
==================================================================


                           (B) If the Company achieves its Minimum Profit Objective, then each Participant shall receive an amount determined by multiplying the Participant's Performance Premium by the appropriate Performance Bonus set forth below:

====================================================================
Participant                                 Performance Bonus Amount
--------------------------------------------------------------------
J. Lawrence Bradner                                 $25,200
Steve Nussrallah                                    $20,500
Scott Coleman                                       $16,500
Neal Miller                                         $14,000
David C. Phillips                                   $13,750
Roger Reece                                         $13,000
David Morales                                       $14,500
Tricia Lester                                       $ 9,600
Dean Giancola                                       $ 9,500
Lindsay Hoopes                                      $ 4,450
Jim Geer                                            $ 9,000
====================================================================

                           The Annual Bonus shall be paid in cash.

                  (ii)     DEFINITIONS

                           (A) MINIMUM PROFIT OBJECTIVE. For purposes of this Program, "Minimum Profit Objective" shall mean, with respect to an Annual


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                                    Bonus, net income before taxes (all bonuses
                                    accrued), excluding interest income, of the Company for the year ending December 31, 1997 of eighty percent (80%) of the Plan or $969,000.

                           (B) TARGET PROFIT OBJECTIVE. For purposes of this Program, "Target Profit Objective" shall mean, with respect to an Annual Bonus, net income before taxes (all bonuses accrued), excluding interest income, of the Company for the year ending December 31, 1997 of the 1997 Plan or $1,212,000.

                           (C) ACTUAL PROFIT PERFORMANCE. For purposes of this Program, "Actual Profit Performance" shall mean, with respect to an Annual Bonus, net income before taxes (all bonuses accrued), excluding interest income, of the Company for the year ending December 31, 1997.

                           (D) PROFIT OBJECTIVE PREMIUM. For purposes of this Program, "Profit Objective Premium" shall be determined by the following criteria:

                                    (1)      If the Company achieves between the
                                             Minimum Profit Objective and the
                                             Target Profit Objective, the Profit
                                             Objective Premium shall be
                                             determined by the following
                                             formula:

                           Actual Profit Performance
                    =2.5[ ---------------------------.80] +.5
                            Target Profit Objective


                                    (2)      If less than the Minimum Profit
                                             Objective is achieved, the Profit
                                             Objective Premium shall be zero
                                             (0); and

                                    (3)      If the Company achieves greater
                                             than the Target Profit Objective,
                                             the Profit Objective Premium shall
                                             be determined by the following
                                             formula:

               Actual Profit Performance - Target Profit Objective =.5[---------------------------------------------------] + 1.0
                             Target Profit Objective

                                    The maximum Profit Objective Premium shall be 1.5.

                           (E) For purposes of the Program, the "Quarterly Profit Objective" shall mean, with respect to the Quarterly Performance Factor, the estimated net income before taxes excluding interest income for each quarter of the Company for the year ending December 31, 1997 as follows:


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                        1997 Syntellect Incentive Program
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

================================================================================
              Quarters                Quarterly Profit Objective
--------------------------------------------------------------------------------
              Quarter 1          Less than or equal to       $(548,000)
              Quarter 2          Less than or equal to       ($218,000)
              Quarter 3          Greater than or equal to     $639,000
              Quarter 4          Greater than or equal to   $1,339,000
================================================================================

                           (F) For the purposes of this Program, "Quarterly Performance Factor" shall be determined by the following criteria:

================================================================================
      Number of quarters
      during fiscal year            Quarterly
        1997 which the          Performance Factor          Quarterly
       Company met or         for Participants other    Performance Factor
        exceeded its              than J. Larry         for Participants J.
       Quarterly Profit         Bradner and Steve        Larry Bradner and
          Objectives                Nussrallah           Steve Nussrallah
--------------------------------------------------------------------------------
              1                        1.000                    1.00
              2                        1.125                    1.05
              3                        1.250                    1.10
              4                        1.500                    1.20
================================================================================

                           (G) PARTICIPANT'S PERFORMANCE PREMIUM. For purposes of this Program, "Participant's Performance Premium" shall mean a figure between 0.0 and 1.0. This figure shall be determined by the CEO of Syntellect, the President of Syntellect and the direct supervisor of the individual Participant. The basis for this determination shall be subjectively determined based upon:

                  (1) J. LAWRENCE BRADNER. The objectives outlined in Attachment A-1 hereto.

                  (2) STEVE NUSSRALLAH. The objectives outlined in Attachment A-2 hereto.

                  (3) SCOTT COLEMAN. The objectives outlined in Attachment A-3 hereto.

                  (4) NEAL MILLER. The objectives outlined in Attachment A-4 hereto.


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         (5)      DAVID C. PHILLIPS. The objectives outlined in Attachment A-5 hereto.

         (6)      ROGER REECE. The objectives outlined in Attachment A-6 hereto.

         (7) TRICIA LESTER. The objectives outlined in Attachment A-7 hereto.

         (8) DAVID MORALES. The objectives outlined in Attachment A-8 hereto.

         (9) LINDSAY HOOPES. The objectives outlined in Attachment A-9 hereto.

         (10) DEAN GIANCOLA. The objectives outlined in Attachment A-10 hereto.

         (11)     JIM GEER. The objectives outlined in Attachment A-11 hereto.

b. SPECIAL BONUS. A Special Bonus may be awarded to any or all of the Participants upon recommendation of the Committee in its sole discretion and by approval of the Board in its sole discretion. The Special Bonus is a purely discretionary bonus which may be awarded to a Participant for any reason that the Board or Committee deems appropriate, including but not limited to instances where the profits of the Company far exceed expected profit levels or where a Participant provides superior job performance. The Special Bonuses as recommended by the Audit Committee are attached as Attachment B-1.


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                  c.       STOCK OPTIONS. The Participants shall receive the
                           following Stock Options in accordance with the 1984 Stock Option Plan as revised in May, 1994.

================================================================================
       Participant                            Number of Shares
--------------------------------------------------------------------------------
       J. Lawrence Bradner                          27,500
       Steve Nussrallah                             25,000
       Scott Coleman                                13,000
       Neal Miller                                  10,000

       David C. Phillips                            10,000
       Gary Smith                                   10,000

       Roger Reece                                   5,000

       David Morales                                10,000

       Tricia Lester                                 5,000

       Dean Giancola                                   -0-
       Lindsay Hoopes                                4,000
       Jim Geer                                      4,000
================================================================================

                  3. TIME OF DISTRIBUTION. Distribution of the Annual Bonuses shall be made no later than thirty (30) days after the audit of the books and accounts of the Company for such year has been completed by the Company's independent public accountants.


                  4.       ADMINISTRATION OF THE PROGRAM. Overall
                           administration of the Program shall be vested in the Committee as overseen by the Board. Any provision of the Program to the contrary notwithstanding, the Board may exercise all the powers and shall have all the authority conferred on the Committee by the Program, and in the event of any inconsistency between action taken by the Board and action taken by the Committee with respect to the Program or any provision hereunder, the action taken by the Board shall govern.


                  5. LIMITATIONS. Neither the action of the Company in establishing the Program not any provisions hereto nor any action by the Board or the Committee in implementing or overseeing the Program shall be construed as giving the Participant the right to be retained in the employ of the Company. Upon termination of employment with the Company for any reason, the rights of the Participant under the Program shall terminate except as to rights accrued through the date of termination. No rights shall accrue under the Program with respect to any bonus payment for any period in which the Participant was not employed by the Company for the entire period. Participants must be an employee of the Company on December 31, 1997 to be eligible for any bonus payments under this Program. The Participant shall not, because of the Program, acquire any right to an accounting or to examine the books or the affairs of the Company.

                  6. AMENDMENT OR TERMINATIONS. The Board and the Committee, and each of them, reserve the right at any time to make such changes in the Program as they may consider desirable


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                           or may terminate or discontinue the Program at any
                           time, and upon such termination, the participant shall have no rights in the Program or any amounts accrued hereunder.

                  7. CONFLICTS. To the extent there exists any conflict between this Program and the Employment Agreements of
                           J. Lawrence Bradner and Steve Nussrallah, the Employment Agreement shall rule unless specifically noted to the contrary.






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